Earnings Per Share	9 Months Ended
Sep. 30, 2015
Earnings Per Share

NOTE 3    EARNINGS PER SHARE

The denominator for basic earnings per common share (EPS) is the weighted-average number of common shares outstanding during the period. The dilutive effect of outstanding stock options, restricted stock units (RSUs) and performance share units (PSUs) is reflected in the denominator for diluted EPS using the treasury stock method. The numerator for both basic and diluted EPS is net income, net income from continuing operations, or income from discontinued operations, net of tax.

On July 1, 2015, Baxter distributed approximately 544 million shares of Baxalta common stock to its shareholders and retained an additional 132 million shares. The computation of basic EPS for periods prior to the separation was calculated using the shares distributed and retained by Baxter on July 1, 2015 totaling 676 million. The weighted average number of shares outstanding for diluted EPS for periods prior to the separation included 5 million of diluted common share equivalents for stock options, RSUs and PSUs as calculated using the treasury stock method as of July 1, 2015, as these share-based awards were previously issued by Baxter and outstanding at the time of separation and were assumed by Baxalta following the separation.

The following is a reconciliation of basic shares to diluted shares.

	Three months ended September 30,		Nine months ended September 30,
(in millions)	2015	2014	2015	2014

Basic shares	677	676	677	676
Effect of dilutive shares	6	5	5	5

Diluted shares	683	681	682	681

The computation of diluted EPS excluded 13 million and 17 million equity awards for the three and nine months ended September 30, 2015, respectively, and 19 million equity awards for the both the three and nine months ended September 30, 2014, as their inclusion would have an anti-dilutive effect on diluted EPS.